                         DVI BUSINESS TRUST 1998-2
                              SERVICER REPORT
                  FOR THE PAYMENT DATE DECEMBER 13, 1999


I. RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                           582,777.21
        Available Funds:
                  Contract Payments due and received in this period                                                3,900,018.46
                  Contract Payments due in prior period(s) and received in this period                               348,714.37
                  Contract Payments received in this period for next period                                          193,742.76
                  Sales, Use and Property Tax payments received                                                      193,258.71
                  Prepayment Amounts related to early termination in this period                                     211,939.13
                  Servicer Advance                                                                                   566,827.67
                  Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                  Transfer from Reserve Account                                                                        9,518.32
                  Interest earned on Collection Account                                                               16,950.39
                  Interest earned on Affiliated Account                                                               10,205.14
                  Proceeds from repurchase of Contracts per Contribution and Servicing
                    Agreement Section 5.03                                                                                 0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                                          0.00
                  Amounts paid under insurance policies                                                                    0.00
                  Maintenance, Late Charges and any other amounts                                                          0.00
                                                                                                                  -------------
        Total Available Funds                                                                                      6,033,952.16
        Less: Amounts to be Retained in Collection Account                                                           670,160.18
                                                                                                                  -------------
        AMOUNT TO BE DISTRIBUTED                                                                                   5,363,791.98
                                                                                                                  =============




        DISTRIBUTION OF FUNDS:
                  1. To Trustee -  Fees                                                                                    0.00
                  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                      348,714.37
                  3. To Noteholders (For Servicer Report immediately following the Final Additional
                     Closing Date)
                            a) Class A1 Principal and Interest                                                             0.00
                            a) Class A2 Principal (distributed after A1 Note matures) and Interest                 3,923,681.73
                            a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest            182,832.00
                            b) Class B Principal and Interest                                                         94,552.75
                            c) Class C Principal and  Interest                                                       107,699.82
                            d) Class D Principal and Interest                                                        110,774.53
                            e) Class E Principal and Interest                                                        116,893.83

                  4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
                  5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                            a) Residual Interest (Provided no Restricting or Amortization Event in effect)            40,929.25
                            b) Residual Principal (Provided no Restricting or Amortization Event in effect)          147,496.49
                            c)  Reserve Account Distribution (Provided no Restricting or Amortization
                                Event in effect)                                                                       9,518.32
                  6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                       and Any Other Amounts                                                                         220,414.24
                  7. To Servicer, Servicing Fee and other Servicing Compensations                                     60,284.65
                                                                                                                  -------------
        TOTAL FUNDS DISTRIBUTED                                                                                    5,363,791.98
                                                                                                                  =============
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting                      -------------
          Event Funds (if any)}                                                                                      670,160.18
                                                                                                                  =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                 $2,182,541.24
            - Add Investment Earnings                                                                                  9,518.32
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
            - Less Distribution to Certificate Account                                                                 9,518.32
                                                                                                                  -------------
End of period balance                                                                                             $2,182,541.24
                                                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                         $2,182,541.24
                                                                                                                  =============

                         DVI BUSINESS TRUST 1998-2
                              SERVICER REPORT
                  FOR THE PAYMENT DATE DECEMBER 13, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                    110,010,760.56
                          Pool B                                                     30,653,072.68
                                                                                 ------------------
                                                                                                             140,663,833.24

Class A Overdue Interest, if any                                                              0.00
Class A Monthly Interest - Pool A                                                       520,029.53
Class A Monthly Interest - Pool B                                                       144,899.49

Class A Overdue Principal, if any                                                             0.00
Class A Monthly Principal - Pool A                                                    2,100,123.66
Class A Monthly Principal - Pool B                                                    1,341,461.05
                                                                                 ------------------
                                                                                                               3,441,584.71
Ending Principal Balance of the Class A Notes
                          Pool A                                                    107,910,636.90
                          Pool B                                                     29,311,611.63
                                                                                 ------------------
                                                                                                            ----------------
                                                                                                             137,222,248.53
                                                                                                            ================

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                              Balance Factor
     $ 3.481814                                      $ 18.021410                                        71.854643%
-------------------------------------------------------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                           0.00
                          Class A2                                                 102,573,833.24
                          Class A3                                                  38,090,000.00
                                                                                 ----------------
                                                                                                             140,663,833.24
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                  0.00
                          Class A2                                                     482,097.02
                          Class A3                                                     182,832.00

Class A Monthly Principal
                          Class A1                                                           0.00
                          Class A2                                                   3,441,584.71
                          Class A3                                                           0.00
                                                                                 ----------------
                                                                                                               3,441,584.71
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                           0.00
                          Class A2                                                  99,132,248.53
                          Class A3                                                  38,090,000.00
                                                                                 ----------------
                                                                                                            ---------------
                                                                                                             137,222,248.53
                                                                                                            ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                    2,514,476.72
                                          Pool B                                      700,622.32
                                                                                 ---------------
                                                                                                           3,215,099.04

           Class B Overdue Interest, if any                                                 0.00
           Class B Monthly Interest - Pool A                                           12,425.71
           Class B Monthly Interest - Pool B                                            3,462.24
           Class B Overdue Principal, if any                                                0.00
           Class B Monthly Principal - Pool A                                          48,002.83
           Class B Monthly Principal - Pool B                                          30,661.97
                                                                                 ---------------
                                                                                                              78,664.80
           Ending Principal Balance of the Class B Notes
                                          Pool A                                    2,466,473.89
                                          Pool B                                      669,960.35
                                                                                 ---------------
                                                                                                        ---------------
                                                                                                           3,136,434.24
                                                                                                        ===============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
                 $ 3.639851                               $ 18.021718                                   71.854164%
           -------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                    2,829,030.38
                                          Pool B                                      788,286.05
                                                                                 ---------------
                                                                                                          3,617,316.43

           Class C Overdue Interest, if any                                                 0.00
           Class C Monthly Interest - Pool A                                           15,017.44
           Class C Monthly Interest - Pool B                                            4,184.49
           Class C Overdue Principal, if any                                                0.00
           Class C Monthly Principal - Pool A                                          54,003.18
           Class C Monthly Principal - Pool B                                          34,494.71
                                                                                 ---------------
                                                                                                             88,497.89
           Ending Principal Balance of the Class C Notes
                                          Pool A                                    2,775,027.20
                                          Pool B                                      753,791.34
                                                                                 ---------------
                                                                                                        --------------
                                                                                                          3,528,818.54
                                                                                                        ==============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                $ 3.910020                                $ 18.020505                                  71.856055%
           -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                   2,829,030.38
                                          Pool B                                     788,286.05
                                                                                 --------------
                                                                                                         3,617,316.43

           Class D Overdue Interest, if any                                                0.00
           Class D Monthly Interest - Pool A                                          17,422.11
           Class D Monthly Interest - Pool B                                           4,854.53
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                         54,003.18
           Class D Monthly Principal - Pool B                                         34,494.71
                                                                                 --------------
                                                                                                            88,497.89
           Ending Principal Balance of the Class D Notes
                                          Pool A                                   2,775,027.20
                                          Pool B                                     753,791.34
                                                                                 --------------

                                                                                                        -------------
                                                                                                         3,528,818.54
                                                                                                        =============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                 $ 4.536112                                $ 18.020505                                  71.856055%
           -------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                     2,829,030.38
                                          Pool B                                       788,286.05
                                                                                 ----------------
                                                                                                           3,617,316.43

           Class E Overdue Interest, if any                                                  0.00
           Class E Monthly Interest - Pool A                                            22,207.89
           Class E Monthly Interest - Pool B                                             6,188.05
           Class E Overdue Principal, if any                                                 0.00
           Class E Monthly Principal - Pool A                                           54,003.18
           Class E Monthly Principal - Pool B                                           34,494.71
                                                                                 ----------------
                                                                                                              88,497.89
           Ending Principal Balance of the Class E Notes
                                          Pool A                                     2,775,027.20
                                          Pool B                                       753,791.34
                                                                                 ----------------
                                                                                                        ---------------
                                                                                                           3,528,818.54
                                                                                                        ===============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                 $ 5.782163                                 $ 18.020505                                71.856055%
           -------------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                    4,714,557.74
                                          Pool B                                    1,313,636.52
                                                                                 ---------------
                                                                                                            6,028,194.26

           Residual Interest - Pool A                                                  31,207.53
           Residual Interest - Pool B                                                   9,721.73
           Residual Principal - Pool A                                                 90,005.30
           Residual Principal - Pool B                                                 57,491.19
                                                                                 ---------------
                                                                                                              147,496.49
           Ending Residual Principal Balance
                                          Pool A                                    4,624,552.44
                                          Pool B                                    1,256,145.33
                                                                                 ---------------
                                                                                                        ----------------
                                                                                                            5,880,697.77
                                                                                                        ================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                   60,284.65
            - Servicer Advances reimbursement                                                                 348,714.37
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 220,414.24
                                                                                                        ----------------
           Total amounts due to Servicer                                                                      629,413.26
                                                                                                        ================

                          DVI BUSINESS TRUST 1998-2
                               SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 13, 1999

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                125,726,886.18

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                               2,400,141.32

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
          ending of the related Collection Period                                                                   123,326,744.86
                                                                                                                    ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                           2,308,297.57

           - Principal portion of Prepayment Amounts                                                    91,843.75

           - Principal portion of Contracts repurchased under Indenture Agreement Section
             4.02                                                                                            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                     0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                          0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                   0.00

                                                                                                   --------------
                                           Total Decline in Aggregate Discounted Contract
                                           Balance                                                   2,400,141.32
                                                                                                   ==============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 35,032,189.53

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                               1,533,098.35

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    ---------------
          ending of the related Collection Period                                                                    33,499,091.18
                                                                                                                    ===============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                           1,410,844.42

           - Principal portion of Prepayment Amounts                                                   122,253.93

           - Principal portion of Contracts repurchased under Indenture Agreement Section
             4.02                                                                                            0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                     0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                          0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                   0.00

                                                                                                   --------------
                                           Total Decline in Aggregate Discounted Contract
                                           Balance                                                   1,533,098.35
                                                                                                   ==============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    156,825,836.04
                                                                                                                    ================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                               Predecessor
                                                                                 Discounted         Predecessor    Discounted
              Lease #               Lessee Name                                  Present Value      Lease #        Present Value
              --------------------------------------------------------           --------------     ------------   ---------------
                                    NONE











                                                                                 --------------                    ---------------
                                                               Totals:                    $0.00                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                  YES        NO  X
                                                  ---        -----


              POOL B                                                                                              Predecessor
                                                                                Discounted         Predecessor    Discounted
              Lease #               Lessee Name                                 Present Value      Lease #        Present Value
              --------------------------------------------------------          --------------     ------------   ---------------
                                    NONE









                                                                                --------------                    ----------------
                                                               Totals:                   $0.00                              $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $ 56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                     0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
              (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
              BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                  YES        NO  X
                                                  ---        -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                              Predecessor
                                                                                 Discounted         Predecessor    Discounted
              Lease #          Lessee Name                                       Present Value      Lease #        Present Value
              ---------------------------------------------------                --------------     ------------   ---------------
                               None










                                                                                 --------------                    ---------------
                                                                      Totals:             $0.00                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                    $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                  YES        NO  X
                                                  ---        -----


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                                Discounted         Predecessor    Discounted
              Lease #          Lessee Name                                      Present Value      Lease #        Present Value
              ---------------------------------------------------               --------------     ------------   ---------------
                               None









                                                                                --------------                    ---------------
                                                                   Totals:               $0.00                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $ 56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED
              (> 180 DAYS), THE SERVICER HAS DECLINED
              TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                  YES        NO  X
                                                  ---        -----

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 1999




XV.    POOL PERFORMANCE MEASUREMENTS


1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
         This Month                                     1,186,547.24             This Month                    156,825,836.04
         1 Month Prior                                    512,453.99             1 Month Prior                 160,759,075.71
         2 Months Prior                                 4,176,934.44             2 Months Prior                168,341,780.49

         Total                                          5,875,935.67             Total                         485,926,692.24

         a) 3 MONTH AVERAGE                             1,958,645.22             b) 3 MONTH AVERAGE            161,975,564.08

         c) a/b                                                1.21%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                Yes                No      X
                                                                                                    ------              -------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                  Yes                No      X
                                                                                                    ------              -------
         B. An Indenture Event of Default has occurred and is then continuing?                  Yes                No      X
                                                                                                    ------              -------

4.       Has a Servicer Event of Default occurred?                                              Yes                No      X
                                                                                                    ------              -------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                       Yes                No      X
                                                                                                    ------              -------
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
              or obligation not remedied within 90 days?                                        Yes                No      X
                                                                                                    ------              -------
         C. As of any Determination date, the sum of all defaulted contracts since
              the Closing date exceeds 6% of the ADCB on the Closing Date?                      Yes                No      X
                                                                                                    ------              -------

6.       Aggregate Discounted Contract Balance at Closing Date                                  Balance            $218,254,123.54
                                                                                                                   ---------------

         DELINQUENT LEASE SUMMARY

            Days Past Due            Current Pool Balance            # Leases
            -------------            --------------------            --------
                  31 - 60                    4,289,503.26                 164
                  61 - 90                    1,098,119.40                  50
                 91 - 180                    1,186,547.24                  88

         Approved By:
         Lisa J. Cruikshank
         Vice President